Exhibit 99.1

Brazos Education Loan Authority, Inc.

Independent Accountant’s Report on

Applying Agreed-Upon Procedures

October 31, 2018

14241 Dallas Parkway, Suite 1100 | Dallas, TX 75254-2961 972.702.8262 | Fax 972.702.0673 | bkd.com

Independent Accountant's Report on

Applying Agreed-Upon Procedures

Boards of Directors

Brazos Education Loan Authority, Inc.

Waco, Texas

We have performed the procedures enumerated in Attachment A to this report, which were agreed to by Brazos Education Loan Authority, Inc. and Raymond James & Associates, Inc., on the computer-generated student loan data file and related record layout containing data as of October 31, 2018, with respect to 4,159 student loans (the “Data File”), which is being used in connection with relating to the proposed offering of Brazos Education Loan Authority, Inc. 2018-1, Federal Student Loan-Backed Notes. The management of Brazos Education Loan Authority, Inc. is responsible for the creation, completeness and accuracy of the Data File. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A to this report for the purpose for which this report has been requested or for any other purpose.

The findings obtained are described in Attachment A to this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review, the objective of which would be the expression of an opinion or conclusion, respectively, on the completeness and accuracy of the information contained in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the specified parties listed above and is not intended to be and should not be used by anyone other than these specified parties.

Dallas, Texas

November 28, 2018

 Attachment A

Results of Procedures Performed

We performed the following procedures, requested by you and agreed to by us, related to this engagement:

(1)	We obtained a computer-generated student loan data file and related record layout containing data as of October 31, 2018, with respect to 4,159 student loans (the “Data File”), which was provided to us by representatives of Raymond James & Associates, on behalf of the Brazos Education Loan Authority, Inc.

a.	From this file, we selected 75 student loans, using the random number generator in Excel to identify the 75 selections. For each item selected, we verified that the following information matched the information shown in the related loan servicer’s records for that loan:

i.	loan number
ii.	loan type
iii.	borrower state
iv.	statutory borrower interest rate
v.	current loan balance
vi.	origination date
vii.	current loan status
viii.	repayment schedule type
ix.	current number of repayment months remaining
x.	months elapsed in repayment
xi.	days past due
xii.	months remaining in deferment
xiii.	months remaining in forbearance

No exceptions were noted in our testing of the 75 selected items.